                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-27294) of Kellogg Company of our report dated June 12, 2002 relating to the financial statements of Kellogg Company Bakery, Confectionery, Tobacco Workers and Grain Millers Savings and Investment Plan, which appears in this Form 11-K.




PricewaterhouseCoopers LLP

Battle Creek, Michigan
June 28, 2002